UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2011

ABC ACQUISITION CORP 1505

(Exact name of registrant as specified in its charter)

Nevada	000-54109	27-2754169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Center Ave. Ste. 202 Bay City, MI	48708

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (989) 891-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

                There are statements in this Current Report on Form 8-K that are not historical facts. These "forward-looking statements" can be identified by use of terminology such as "believe," "hope," "may," "anticipate," "should," "intend," "plan," "will," "expect," "estimate," "project," "positioned," "strategy" and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control.  Although management believes that the assumptions underlying the forward looking statements included in this Current Report are reasonable, they do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In the light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Current Report will in fact transpire. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

As used in this Current Report and unless otherwise indicated, the terms “we”, “us”, “our”, and the “Company” refer to ABC Acquisition Corp 1505.

Item 1.01  Entry into a Material Definitive Agreement.

On January 21, 2011, we entered into and closed a share exchange agreement (the “Share Exchange Agreement”) with Azaz Capital Corp., a corporation organized pursuant to the federal laws of Canada (“Azaz”), and  its shareholders, pursuant to which we acquired 100% of the issued and outstanding shares of common stock of Azaz in exchange for the issuance of 150,000,000 shares of our common stock, par value $0.0001, which, immediately after the consummation of the transactions contemplated by the Share Exchange Agreement, constitutes 98% of our issued and outstanding capital stock.

As a result of the transactions effected by the Share Exchange Agreement, (i) Azaz became a wholly-owned subsidiary of ours (ii) the business of Azaz became our sole business, and (iii) there was a change of control whereby the former shareholders of Azaz will now own a controlling 98% ownership interest in the Company. Azaz is a development stage company whose principal line of business is in the securities investment and financial consulting sectors.

Mr. Nitin Amersey will continue to serve as our CEO, President, CFO, Secretary and as a director.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The disclosure required by this item is included in Item 1.01 hereof and is incorporated herein by reference.

                The foregoing summary of the Share Exchange Agreement is not complete and is qualified in its entirety by reference to the complete text of the Share Exchange Agreement, which is attached hereto as Exhibit 10.1.

FORM 10 DISCLOSURE

Immediately prior to the transaction described above, we were deemed a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the “Exchange Act”).  Item 2.01(f) of Form 8-K provides that under these circumstances a registrant must include with its disclosure the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act.

Accordingly, we are providing below the information that would normally be included with a Form 10.  Please note that the information provided below relates to the combined enterprises after our acquisition of Azaz.

DESCRIPTION OF BUSINESS

Corporate History and Background

We were incorporated in the State of Nevada on June 1, 2010.  Prior to the acquisition transaction described above under “Item 1.01” of this current report, our business purpose was to seek the acquisition of, or merger with, an existing private company.  Accordingly, we were engaged in organizational efforts in order to put us in a position where we could seek to target and eventually acquire an existing private company.

Upon the acquisition of Azaz, as described above under “Item 1.01” of this current report, we are now conducting our business through our wholly owned subsidiary, Azaz, and as such, the business of Azaz will be our sole business and descriptions of our business hereinafter refer to the business of Azaz.

Azaz was incorporated in Canada on November 15, 2007 under the name CGrowth Capital Corp. CGrowth Capital Corp. was renamed Azaz Capital Corp. on September 21, 2010.  Azaz is a development stage company whose principal line of business is in the securities investment and financial consulting sectors.  More specifically, Azaz is a financial consulting and investment banking company that engages in the trading of public company shares and the foreign exchange currency markets and also assists small private and public companies with their operational and financing needs.

Business Overview

As we are a development stage company, we have commenced only limited operations and have earned limited revenues.  Going forward, we intend to devote substantially all of our efforts on establishing our business plan and continuing to grow our operations in the securities investment and financial consulting sectors.  We do not have sufficient capital to operate our business and will require additional funding to sustain operations through December 2011.  There is no assurance that we will be able to achieve revenues sufficient to become profitable.

Employees

We presently have no employees apart from our officers and directors, Mr. Alex Zukovs, Mr. Nitin Amersey, Mr. Daymond DeBleu, Ms. Evgenia McLean, and Mr. Robert Weber. We expect no significant changes in the number of our employees in the next twelve (12) months.

Competition

The securities investment and financial consulting sectors in which we are engaged is intensely competitive and we will face the same challenges as other start-up and established companies within this sector. Virtually all of competitors have substantially greater financial, personnel, development, marketing and other resources than those possessed by the Company, which places us at a definite competitive disadvantage. Our main competitors will have substantially larger investment portfolios and also greater investment diversification in most cases.

We also must compete with numerous small companies such as ours. We also expect to encounter additional competitors emerging from time to time. We plan to compete primarily through strategic investments.

There is no assurance we will be able to compete successfully against current or future competitors or that the competitive pressures expected to be faced by us will not harm our business materially.

Government Regulation and Standards

We are not specifically aware at this time of any existing or probable government regulations that might affect the operation of our business.

Environmental Laws

We have not incurred and do not anticipate incurring any expenses associated with environmental laws.

Reports to Security Holders

We will be a reporting company and will comply with the requirements of the Exchange Act.  We will file quarterly and annual reports and other information with the SEC, and we will send a copy of our annual report together with audited consolidated financial statements to each of our shareholders.

The public may read and copy any materials the Company files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Additionally, the SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, which can be found at http://www.sec.gov.

RISK FACTORS

An investment in our Company is highly speculative in nature and involves an extremely high degree of risk.

We are a development stage company with a limited operating history and may never be able to effectuate our business plan or achieve sufficient revenues or profitability; at this stage of our business, even with our good faith efforts, potential investors have a high probability of losing their entire investment.

We are subject to all of the risks inherent in a development stage company.  In particular, potential investors should be aware that we have not proven that we can:

•	raise sufficient capital in the public and/or private markets;

•	have access to a line of credit in the institutional lending marketplace for the expansion of our business;

•	respond effectively to competitive pressures; or

•	recruit and build a management team to accomplish our business plan.

Accordingly, our prospects must be considered in light of the risks, expenses and difficulties frequently encountered in establishing a new business, and our Company is a highly speculative venture involving significant financial risk.

We have a limited track record that would provide a basis for assessing our ability to conduct successful business activities. We may not be successful in carrying out our business objectives.

The revenue and income potential of our proposed business and operations are unproven as a limited operating history makes it difficult to evaluate the future prospects of our business. There is limited information at this time on which to base an assumption that our business operations will prove to be successful or that we will ever be able to operate profitably.  Accordingly, we have a limited track record of successful business activities, strategic decision making by management, fund-raising ability, and other factors that would allow an investor to assess the likelihood that we will be successful in marketing our services. As such, there is a substantial risk that we will not be successful in generating sufficient operating revenues or in achieving profitable operations, irrespective of competition.

The loss of Nitin Amersey, the Company’s sole officer, or our inability to recruit a suitable replacement may harm our business.

We will be highly dependent on Mr. Nitin Amersey for the management and operation of the Company. We do not maintain key man life insurance on Mr. Amersey. The loss of his services would have a material adverse effect on proposed business and operations. Competition for senior management, marketing and technical personnel in our industry and the pool of suitable candidates is limited. We may be unable to locate a suitable replacement for Mr. Amersey. In addition, if Mr. Amersey joins a competitor or forms a competing company, they may compete with us for business partners and other key professionals and staff members of our company. We compete for qualified personnel with other companies who are similar in nature to ours.  Intense competition for these personnel could cause our compensation cost to increase significantly, which could have a material adverse effect on our results of operations. Our future success and ability to grow our business will depend in part on the continued service of Mr. Amersey and our ability to identify, hire and retain additional qualified personnel. If we are unable to attract and retain qualified employees, we may be unable to meet our business and financial goals.

If we are unable to hire and retain key personnel, we may not be able to implement our business plan.

Due to the specified nature of our business, having certain key personnel is essential to the development of our business plan and thus to the entire business itself. Consequently, the loss of any of those individuals may have a substantial effect on our future success or failure. We may have to recruit qualified personnel with competitive compensation packages, equity participation, and other benefits that may affect the working capital available for our operations. Management may have to seek to obtain outside independent professionals to assist them in assessing the merits and risks of any business proposals as well as assisting in the development and operation of many company projects. Our failure to attract additional qualified employees or to retain the services of key personnel could have a material adverse effect on our operating results and financial condition.

If we are unable to obtain additional funding, our business operations will be harmed.

We will require additional funds to operate our business and address all necessary infrastructure concerns. We anticipate that we will require a minimum of $125,000 to fund our continued operations for the next twelve months. The inability to raise the required capital will restrict our ability to grow and may reduce our ability to continue to conduct business operations. If we are unable to obtain necessary financing, we will likely be required to curtail our development plans which could cause the Company to become dormant. Any additional equity financing may involve substantial dilution to our then existing shareholders.

There is substantial doubt about our ability to continue as a going concern.

In their audit report with regard to our financial statements as of September 30, 2010 and for the period from inception through September 30, 2010, our independent registered public accountants have expressed an opinion that substantial doubt exists as to whether we can continue as a going concern. Because we have limited cash resources and our sole officer may be unwilling or unable to loan or advance any additional funds to us, we believe that if we do not raise additional capital within the next 12 months in addition to the net proceeds from this offering, we may be required to suspend or cease the implementation of our business plan. As such we may have to cease operations and you could lose your entire investment. Accordingly, we may find it difficult or impossible to attract investors.

Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs, access to capital and cost of capital.

The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. We have historically relied on credit to fund our business and we need liquidity to pay our operating expenses. Without sufficient liquidity, we will be forced to curtail our operations, and our business will suffer. Disruptions, uncertainty or volatility in the capital and credit markets may also limit our access to capital required to operate our business. Such market conditions may limit our ability to replace, in a timely manner, maturing liabilities and access the capital necessary to operate and grow our business. As such, we may be forced to delay raising capital or bear an unattractive cost of capital which could decrease our profitability and significantly reduce our financial flexibility. Our results of operations, financial condition, cash flows and capital position could be materially adversely affected by disruptions in the financial markets.

Our business and earnings could be negatively affected by adverse business and economic conditions.

Our business and earnings could be affected by general business and economic conditions in the U.S. and abroad.  General business and economic conditions that could affect us include the level and volatility of short-term and long-term interest rates, fluctuations in both debt and equity capital markets, liquidity of the global financial markets, the availability and cost of credit, investor confidence, and the strength of the U.S. economy and the other economies in which we operate. The deterioration of any of these conditions could adversely affect the value of our assets, as well as our results of operations.

Economic conditions in the U.S. and abroad deteriorated significantly in 2008 and to a lesser extent in 2009 and 2010.  While there are early indications that these conditions are stabilizing, we do not expect them to significantly improve in the near future.  A protracted continuation or worsening of these difficult business or economic conditions would likely exacerbate the adverse effects on us.

Changes in financial or capital market conditions could cause our earnings and the value of our assets to decline.

Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. As a result, we are directly and indirectly affected by changes in market conditions. For example, changes in interest rates could adversely affect our principal transaction revenues and net interest profit (which we view together as our trading revenues), which could in turn affect our net earnings. Market risk is inherent in the financial instruments associated with our operations and activities including securities, derivatives, loans, deposits, short-term borrowings and long-term debt. Just a few of the market conditions that may shift from time to time, thereby exposing us to market risk, include fluctuations in interest and currency exchange rates, equity and futures prices, changes in the implied volatility of interest rates, foreign exchange rates, credit spreads and price deterioration or changes in value due to changes in market perception or actual credit quality of either the issuer or its country of origin. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on our results from operations and our overall financial condition. In addition, we also may incur significant unrealized gains or losses as a result of changes in our credit spreads or those of third parties, which may affect the fair value of derivative instruments and debt securities that we hold or issue.

Because new legislation, including the Sarbanes-Oxley Act of 2002, increases the cost of compliance with federal securities regulations as well as the risks of liability to officers and directors, we may find it more difficult for us to retain or attract officers and directors.

The Sarbanes-Oxley Act of 2002 was enacted in response to public concerns regarding corporate accountability in connection with recent accounting scandals. The stated goals of the Sarbanes-Oxley Act are to increase corporate responsibility, to provide for enhanced penalties for accounting and auditing improprieties at publicly traded companies, and to protect investors by improving the accuracy and reliability of corporate disclosures pursuant to the securities laws. The Sarbanes-Oxley Act generally applies to all companies that file or are required to file periodic reports with the SEC, under the Securities Exchange Act of 1934.  Upon becoming a public company, we will be required to comply with the Sarbanes-Oxley Act and it is costly to remain in compliance with the federal securities regulations.  Additionally, we may be unable to attract and retain qualified officers, directors and members of board committees required to provide for our effective management as a result of Sarbanes-Oxley Act of 2002. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may make it more costly or deter qualified individuals from accepting these roles.  Significant costs incurred as a result of becoming a public company could divert the use of finances from our operations resulting in our inability to achieve profitability.

There is currently no trading market for our common stock, which will limit the ability of our stockholders to liquidate their investment.

Outstanding shares of our common stock cannot be offered, sold, pledged or otherwise transferred unless subsequently registered pursuant to, or exempt from registration under, the Securities Act of 1933, as amended (the “Securities Act”) and any other applicable federal or state securities laws or regulations. These restrictions will limit the ability of our stockholders to liquidate their investment.

We may, in the future, issue additional common shares, which would reduce investors’ percent of ownership and may dilute our share value.

Our Articles of Incorporation authorize the issuance of 400,000,000 shares of common stock. The future issuance of common stock may result in substantial dilution in the percentage of our common stock held by our then existing shareholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

The issuance of preferred stock could adversely affect the voting power or other rights of the holders of our common stock.

Our Articles of Incorporation authorizes the issuance of up to 100,000,000 shares of preferred stock with designations, rights and preferences determined from time to time by our directors. Accordingly, our directors are empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the common stock. In the event of issuance, the preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company.

Our common shares may be subject to the “Penny Stock” Rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

• that a broker or dealer approve a person’s account for transactions in penny stocks; and

• the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

• obtain financial information and investment experience objectives of the person; and

• make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form:

• sets forth the basis on which the broker or dealer made the suitability determination; and

• that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common shares and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Because we do not presently intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

For the indefinite future, we intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them.

You should consider the United States federal income tax consequences of owning our securities.

There are risks associated with the United States federal income tax consequences of owning our common stock. Because the tax consequences of owning our common stock are complex and certain tax consequences may differ depending on the holder's particular tax circumstances, each potential investor should consult with and rely on its own tax advisor about the tax consequences. In addition, there can be no assurance that the United States federal income tax treatment currently applicable to owning our common stock will not be modified by legislative, administrative, or judicial action that may have a retroactive effect. No representation or warranty of any kind is made with respect to the acceptance by the Internal Revenue Service or any court of law regarding the treatment of any item of income, deduction, gain, loss or credit by an investor on its tax return.

FINANCIAL INFORMATION

Liquidity and Capital Resources

                We are a development stage company focused on developing our business in the securities investment and financial consulting sectors.  Our principal business objective for the next twelve (12) months will be to continue to develop our business plan in the securities investment and financial consulting sectors. As we have commenced only limited operations, we have earned limited revenues.

As of January 27, 2011, we had cash on hand of $58,922 and current liabilities of $95,206.  We do not have sufficient capital to operate our business and will require additional funding to sustain operations through December 2011.  There is no assurance that we will be able to achieve revenues sufficient to become profitable.

We anticipate that we will require a minimum of $125,000 to fund our continued operations for the next twelve months. Of the $125,000, we anticipate that we will spend $50,000 on legal fees, $20,000 on auditor fees, $10,000 on transfer agent fees, $18,000 for the use of an office, $15,000 on outside consultants and $12,000 for general office use.

We have incurred losses since inception and our ability to continue as a going‑concern depends upon our ability to develop profitable operations and to continue to raise adequate financing.  We are actively targeting sources of additional financing to provide continuation of our operations. In order for us to meet our liabilities as they come due and to continue our operations, we are solely dependent upon our ability to generate such financing.

                There can be no assurance that the Company will be able to continue to raise funds, in which case we may be unable to meet our obligations and we may cease operations.

Results of Operations of Azaz Capital Corp.

Comparison of Fiscal Year Ended September 30, 2010 to Fiscal Year Ended September 30, 2009

Net cash (used in) provided by operating activities.  During the fiscal year ended September 30, 2010, net cash provided by (used in) operating activities was $1,695 compared with $(1,110) operating activities for the fiscal year ended September 30, 2009.  The decrease in net cash (used in) operating activities was a result of approximately $10,000 incurred in website design, marketability and related expenses in fiscal year 2009 and an additional $14,000 incurred in fiscal year 2009 in professional fees incurred towards going public.  This was offset with cash provided by accounts payable of approximately $18,000 in fiscal year 2009 compared with $1,309 in fiscal year 2010.  The remaining differences are due to normal fluctuations in operating expenses.

Net cash (used in) provided by investing activities.  During the fiscal year ended September 30, 2010, net cash (used in) investing activities increased to $(1,255) compared with $(1,078) for the fiscal year ended September 30, 2009.  The increase in net cash used in investing activities was a result of higher costs for the investment opportunities in 2010 as opposed to 2009.

Net cash (used in) provided by financing activities. During the fiscal year ended September 30, 2010, net cash provided by financing activities was $2,777 compared with $(745) used in financing activities for the fiscal year ended September 30, 2009.  The net cash provided by financing activities for the fiscal year ended September 30, 2010 and 2009 was a result of advances from the shareholder Alex Zukovs and repayment of advances to Alex Zukovs, respectively.

Revenue.  Revenue decreased to $3,537 for the year ended September 30, 2010 from $4,486 for the year ended September 30, 2009. The decrease in total revenue was due to an economic downturn resulting in a smaller return on investments.

Operating Expenses.   Operating expenses decreased to $13,750 for the year ended September 30, 2010 from $33,886 for the year ended September 30, 2009. The decrease in operating expenses was primarily related to approximately $10,000 incurred in website design, marketability and related expenses in fiscal year 2009 and an additional $14,000 incurred in fiscal year 2009 in professional fees incurred towards going public.  The remaining differences are due to normal fluctuations in operating expenses.

Total Liabilities.  Total liabilities increased to $28,248 for the year ended September 30, 2010 from $24,163 for the year ended September 30, 2009.  The increase in total liabilities was due to an increase in advances from Alex Zukovs in an amount of $3,500.  The remaining increase was a result of foreign currency fluctuations.

Net Income (loss).  For the year ended September 30, 2010, we incurred a net loss of $(10,180) as compared to a net loss of $(29,621) for the year ended September 30, 2009.  The decrease in net loss was due to approximately $10,000 incurred in website design, marketability and related expenses in fiscal year 2009 and an additional $14,000 incurred in fiscal year 2009 in professional fees incurred towards going public which was not incurred in fiscal year 2010.  This was offset by a decrease in revenues due to an economic downturn.  The remaining differences are due to normal fluctuations in operating expenses.

Inflation

We do not believe that inflation has had in the past or will have in the future any significant negative impact on our operations.

Off Balance Sheets Arrangements

We have not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources and would be considered material to investors.

PROPERTIES

We neither rent nor own any properties. We currently have no policy with respect to investments or interests in real estate, real estate mortgages or securities of, or interests in, persons primarily engaged in real estate activities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table sets forth, as of January 27, 2011, the number of shares of Common Stock owned of record and beneficially by executive officers, directors and persons who hold 5% or more of the outstanding Common Stock of the Company.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class

Alex Zukovs (1) 876 Parkland Ave. Mississauga, Ontario, Canada L5H 3H1	48,922,500	31.9%

Ruth Zukovs (2) 876 Parkland Ave. Mississauga, Ontario, Canada L5H 3H1	48,922,500	31.9%

International Forex Group Inc. 481 Brookdale Ave. Toronto, Ontario, Canada M5M 1R8	15,000,000	9.8%

Nitin Amersey (1) 300 Center Ave. Suite 202 Bay City, MI 48708	3,100,000	2%

Robert Weber (1) 106 Fairwood Pl. W. Burlington, ON, Canada M5M 1R8	3,000,000	2%

Evgenia McLean (1) 39 Hastings Avenue Toronto, ON, Canada L5H 4E5	750,000	0.5%

Raymond DeBleu (1) 2029 St. Andrews Place Mississauga, ON, Canada L5H 4E5	750,000	0.5%

All officers, directors, and beneficial owners as a group	120,445,000	78.6%

(1)     The person listed is an officer and/or director of the Company

(2)     Ruth Zukovs is the spouse of Alex Zukovs

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Our current executive officers and directors and their ages are as follows:

Name Age Position Nitin Amersey 58 CEO, President, CFO, Secretary, Director Alex Zukovs 55 Director Raymond DeBleu 63 Director Evgenia McLean 53 Director Robert Weber 82 Director

Set forth below is information relating to the business experience of each of our directors and executive officers.

Nitin M. Amersey.

Nitin M. Amersey, age 58, has over thirty-six years of experience in international trade, marketing and corporate management. Since July 2009, Mr. Amersey has served as the managing member for Amersey Investments, LLC, a full-service management and consulting firm that assists small to medium-sized private companies wishing to go public. As the managing member of Amersey Investments, LLC, Mr. Amersey manages the company, and in a consultant role, advises a number of private companies in their efforts in becoming publicly traded.   Since October 2009, Mr. Amersey has served as CFO, Secretary, Treasurer, and Director of Trim Holding Group, a public company engaged in selling products in the Health Care sector.  Mr. Amersey, in his role as CFO, Secretary, Treasurer and Director, is responsible for managing the financial risks of the company and developing and implementing the business plan.

   Mr. Amersey was elected as a director of Environmental Solutions Worldwide and has served as a member of the board since January 2003.  Mr. Amersey was appointed interim Chairman of the Board in May 2004 and subsequently was appointed Chairman of the Board in December 2004 and served as Chairman of Environmental Solutions Worldwide’s Board through January 2010.  Environmental Solutions Worldwide manufactures and markets a diverse line of proprietary catalytic emission conversion, control, and support products and technologies for the International Transportation, Construction, and Utility markets.  In addition to his service as a board member of Environmental Services Worldwide, Mr. Amersey, since 1978, has been Chairman of the Board of Directors of Scothalls Limited, a private trading firm.

Since 2001, Mr. Amersey has also served as President and CEO of Circletex Corp., a financial consulting management firm. As the President and CEO of Circletex Corp, Mr. Amersey manages the day to day affairs of the company and assists small to medium sized companies wishing to go public.  Additionally, Mr. Amersey has served as chairman of Midas Touch Global Media Corp., a company engaged in providing investment newsletters, from 2005 to the present.  Since 2007, Mr. Amersey has served as the Chairman of Hudson Engineering Industries Pvt. Ltd., a private distribution company domiciled in India.  Additionally, since April 2010, Mr. Amersey has served as the Chairman of Trueskills Energen Pvt. Ltd., a private wind energy consulting firm domiciled in India.

From July 10, 2009 to June 1, 2010, Mr. Amersey was the sole officer and director of Bio-Carbon Systems International Inc. f/k/a ABC Acquisition Corp 1501, a former blank check company, now development stage company, engaged in the carbon trading, carbon sequestration, and greenhouse emission control business.

Bio-Carbon Systems International, Inc. is a reporting company with a class of securities registered pursuant to section 12 of the Exchange Act. Since July 1, 2010, Mr. Amersey has served as the CEO, President, CFO, Secretary and Director of ABC Acquisition Corp. 1505, a development stage financial advisory and investment banking company that engages in the trading of public company shares and the foreign exchange currency markets and also assists small private and public companies with their operational and financing needs.

From 2003 to 2006 Mr. Amersey was Chairman of the Board of Directors for RMD Entertainment Group, a public company engaged in the research and development of advanced broadband technology. During the same period, Mr. Amersey served as the Chairman of the Board of Directors for Wide E-Convergence Technology America Corp., a provider of e-learning software.

            None of the aforementioned companies are parents, subsidiaries, or affiliates of ABC Acquisition Corp 1505.

Mr. Amersey has a Master of Business Administration Degree from the University of Rochester, Rochester, N.Y. and a Bachelor of Science in Business from Miami University, Oxford, Ohio.  He graduated from Miami University as a member of Phi Beta Kappa and Phi Kappa Phi. Mr. Amersey also holds a Certificate of Director Education from the NACD Corporate Director’s Institute.

Mr. Amersey is a control person of Bay City Transfer Agency & Registrar, Inc. as Mr. Amersey owns 100% of the issued and outstanding shares of its common stock and is also its sole officer and director.  Moreover, Bay City Transfer Agency & Registrar, Inc. currently rents space from Amersey Investments, LLC, the company which Mr. Amersey is the managing member of.

Alex Zukovs.

Alex Zukovs, age 55, has over twenty years of experience in financial consulting and corporate management.  Since November, 2007, Mr. Zukovs has served as the President for Azaz Capital Corp., a development stage financial advisory and investment banking company that engages in the trading of public company shares and the foreign exchange currency markets and also assists small private and public companies with their operational and financing needs.

In January, 1975, Mr. Zukovs, joined the Ontario Government as an accounts receivable clerk and worked his way up over the next ten years to Manager, Financial Consulting Services, Financial Services Branch for the Ministry of Education.  In June, 1985, Mr. Zukovs left the Ontario Government to become a self employed financial consultant assisting small private companies with their operational requirements.  In 1987, Mr. Zukovs directed his expertise to Canadian public companies and for the next six years, Mr. Zukovs provided consulting services and held a number of officer and director positions in these companies, at times in multiple companies at the same time.

Mr. Zukovs served as a director and President of Equus Industries Inc., a manufacturer and distributor of thermostatic home heat vents called the Smartvent.  Mr. Zukovs served as a director and President of Eros Entertainment Inc., a film company that, during his tenure, won the 1993 Emmy for Outstanding Children’s Program called Beethoven Lives Upstairs.  Mr. Zukovs served as a director and President of Caratel Inc., an off-site provider of office and communication services.  Mr. Zukovs served as a director and President of Foodquest Inc., a food company that made and delivered pizzas.  Mr. Zukovs served as a director and President of Raider Ventures Inc., an investment and merchant banking company.  Mr. Zukovs served as a director and Vice President Finance of NRT Industries Inc., a design company that designed one of the first plastic boat propellers.  Mr. Zukovs served as a director and President of New Directions Inc., a multi level marketing company that sold shampoos and conditioners which enhanced hair growth.

In March, 1993, Mr. Zukovs founded Cazgeld Capital Corp., an investment banking and public relations company and resigned from his public company officer and director functions.  Through Cazgeld Capital Corp., Mr. Zukovs` focus turned to the mining and technology sectors where he consulted to a number of small to medium size public companies.

Raymond DeBleu.

Raymond Debleu, age 63, is President of Barrons Financial Group in Toronto, Canada, and is actively involved in the ownership and management of its affiliated companies that specialize in healthcare, third party group insurance administration, tax and estate planning, and outsourcing of IT operations. His latest endeavour, ibenefitRx.com, is designed to take advantage of the healthcare issues facing Americans and is indicative of his ability to search out unique business opportunities in the market.

Mr. DeBleu commenced his career in the insurance industry with Travelers Canada in 1973, rising to a senior management position responsible for both group and pension plan marketing prior to the company being sold. In this position, he managed the Canada wide distribution force while developing and implementing the strategic plan for the Group Department as well as headed up the company task force on Multi-line marketing across the departments. Then, for a number of years he consulted to the group insurance industry in Canada on distribution strategy and product design. In 1991, Mr. DeBleu joined one of his clients, Laurentian Imperial, as VP of Marketing where he launched the industry acclaimed Preferred Producer Program for both group insurance and pension producers.

With the sale of Laurentian Imperial to Desjardins, in June, 1994, Mr. DeBleu became the Canadian president of Consolidated Group, a large U.S. based third party insurance outsourcer of administration services. He was responsible for designing and implementing the business plan. While the Canadian operations under Mr. DeBleu’s management was on target to reach its objectives, due to unforeseen circumstances in the U.S., the company withdrew from Canada as of January, 1996.

Mr. DeBleu’s entrepreneurial interests drew him to become one of the initial founders of Altima Dental Canada Inc., the largest network of owned and operated dental clinics in Canada where he assumed the responsibilities of business development and insurance company negotiations. On behalf of Altima, he was successful in signing contracts with major insurers that represented more than 60% of the insured dental market in Canada. With an initial start-up investment from the largest labour sponsored venture capital fund in Canada, Altima has gone on to become the premiere network of dental clinics in Canada.

In 2002, Mr. DeBleu relinquished his responsibilities with Altima and established Barrons Financial Group, a financial services company targeting high net worth clients for estate planning, tax advice, and financial planning. Under the Barrons umbrella, Mr. DeBleu subsequently started Barrons Financial Benefit Administration Ltd., a company offering third party administration of employee benefit plans, as well as The Health Plan Inc., one of Canada’s leading third party administration companies managing Private Health Services Plans under the Income Tax Act.

None of the aforementioned companies are parents, subsidiaries, or affiliates of ABC Acquisition Corp 1505.

Mr. DeBleu’s ability to source opportunities and to oversee start-up operations has also led him into the IT arena, where Barrons Internet Solutions is experiencing significant year-over-year growth. Mr. DeBleu is responsible for the business strategy and growth of the company as well as building brand recognition for Barrons.

Evgenia McLean.

Ev McLean, age 53, has over thirty of experience in the investment industry. Since March 2009, Ms. McLean has served as a consultant for Investors Group Financial Services.  Investors Group, founded in 1926, is a national leader in delivering personalized financial solutions to Canadians.  As a consultant, Ms. McLean has a strong commitment to building long-term client relationships by providing comprehensive financial planning advice and services including investment, retirement, estate, and tax planning.

From May 2007 to May 2008, Ms. McLean was a trader for Lowen, Ondaatje, McCutcheon Securities & Company.  LOM is an independent research-based institutional equity firm in Canada.  Loewen provides objective research, value-added financing ideas with institutional sales, trading and investment banking, focusing exclusively on institutional investors around the globe for small and mid-capitalization companies.

Ms. McLean was Vice President of Asian Equities at BNP Paribas Securities in New York from December 2001 to April 2007.  BNP Paribas is an industry leader in banking and global finance.  As a sales trader, she spoke to clients on a daily basis with regard to trades done over night, market (stock specific and general) news, as well as BNP’s Asian IPOs.

From December 1999 to March 2001, Ms. McLean was Assistant Vice-President, International Equity Trading for Sceptre Investment Counsel (now Fiera Sceptre).  Sceptre was a leading independent Canadian money-management firm, offering balanced and specialized mandates for its institutional clients as well as high net worth individuals.  Ms. McLean liased daily with the portfolio managers and handled all international equity trading.

In 1999, Ms. McLean became a Chartered Financial charter holder and is a member of the CFA Institute and the Toronto CFA Society.

Ms. McLean is a director of Kew Gardens Tennis Club since October, 2008.  Kew is a not-for-profit organization and is one of Toronto’s largest community tennis clubs.

None of the aforementioned companies are parents, subsidiaries, or affiliates of ABC Acquisition Corp 1505.

Robert Weber.

             Robert J. Weber, age 82, has over fifty years of experience in manufacturing, sales and corporate development within the ranks of senior corporate management.  Mr. Weber has served as senior officer and  director of several public and private companies involved in mergers and acquisitions. Most recently Mr. Weber has acted in an advisory capacity while providing general consulting services to private Canadian Companies, ie , Inoventive Corporation, a media and advertising firm.  He also consulted on behalf of Phillips Roof The World Corp, a third world housing development company.

 From 1987 through 2000, Mr. Weber was Vice-President and Director of several small-cap, publicly traded start-up companies.  As an officer and director he assumed “hands on” general management and Chief Operations Officer responsibilities including corporate planning, product development, sales and marketing.  The list of these public companies include NRT Inc., a plastic propeller development firm, Eros Financial Inc, an investment banker, Consumer General Inc, a consumer product company and Cong Inc, a children’s indoor playground company.

From 1983 to 1987, Mr. Weber, along with several partners founded Aristo-Raffles Pet Foods Inc. located in Franklin Centre Quebec, a suburb of Montreal.  Assuming the position of President, CEO and as a major shareholder he was responsible for funding through commercial banking, provincial grants and federal loans.  He also assumed the sales and marketing functions for the newly formed pet food company creating product distribution throughout the Province of Quebec.

In 1955 Mr. Weber began his corporate career with The Del Monte Corporation in Rochelle, Illinois. After serving in several middle management positions he was transferred to Burlington, Ontario where he assumed the position of Plant Manager of Del Monte  (Canadian Canners Ltd) first can manufacturing facility in Canada.  In 1972 he moved to Del Monte’s Canadian head office in Hamilton, Ontario.  As a career executive he served in the newly formed position as Vice-President of several Del Monte subsidiary companies in Canada, including Duncan Litho, Hamilton, Ontario, Canners Machinery Ltd, Simcoe, Ontario and Can Manufacturing facilities in Burlington and Simcoe, Ontario.  As COO and director of this newly formed division, he assumed full responsibility for the strategic planning, manufacturing, sales, marketing, distribution and product development for each individual Del Monte business unit.  Supported by a strong Canadian team he grew the can manufacturing and sales business unit from a $5,000,000 “captive business” to over a $100,000,000 commercial enterprise within ten years.

 Mr, Weber has a Bachelor of Science Degree in Biology from Northern Illinois University and a Master of Science Degree in Biology from Northern Illinois University. Mr. Weber is currently on the board of directors at Fairwood Place West, a non-profit. privately owned condominium corporation.

None of the aforementioned companies are parents, subsidiaries, or affiliates of ABC Acquisition Corp 1505.

The term of office of each director expires at our annual meeting of stockholders or until their successors are duly elected and qualified.

Significant Employees

None

Family Relationships

None

Involvement in Certain Legal Proceedings

There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of our Company during the past five years.

EXECUTIVE COMPENSATION

Our officers and directors have not received any cash remuneration since inception.  No remuneration of any nature has been paid for or on account of services rendered by a director in such capacity.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by our Company for the benefit of our employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AND DIRECTOR INDEPENDENCE

On November 15, 2007, Azaz issued 1,000 restricted shares of its common stock to Alex Zukovs, its president and director, in consideration for $1.00 or $0.001 per share, which was used for incorporation fees, accounting fees and developing its business concept and plan.

As of September 30, 2010, Mr. Alex Zukovs has loaned Azaz $3,222.  This loan amount is non-interest bearing, unsecured and has no specific terms or repayment.

Except as otherwise indicated herein, there have been no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-K.

LEGAL PROCEEDINGS

Presently, there are not any material pending legal proceedings to which we are a party or as to which any of our property is subject, and we do not know nor are we aware of any legal proceedings threatened or contemplated against us.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND
RELATED STOCKHOLDER MATTERS

Market Information

Our Common Stock is not trading on any stock exchange. We are not aware of any market activity in our stock since our inception and through the date of this filing.

Holders

As of January 27, 2011, there were 51 record holders of 153,400,000 shares of our Common Stock.

Dividends

Dividends, if any, will be contingent upon our revenues and earnings, if any, capital requirements and financial conditions.  The payment of dividend, if any, will be within the discretion of our sole director.  We presently intend to retain all earnings, if any, for use in our business operations and accordingly, our sole director does not anticipate declaring any dividends prior to a business combination.

 Securities Authorized for Issuance Under Equity Compensation Plans

We have never and have no current plans to issue securities under equity compensation plans.

RECENT SALES OF UNREGISTERED SECURITIES

On November 15, 2007, Azaz issued 1,000 shares of its common stock to Alex Zukovs, its president and director, in consideration for $1.00 or $0.001 per share. Azaz sold these shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act.

On July 1, 2010, the Board of Directors of Azaz approved a 1,000 to 1 stock split effective as of the same date.  This resulted in Mr. Zukovs owning 1,000,000 shares of common stock of Azaz, representing 100% of its issued and outstanding shares.

On January 21, 2011, the Company acquired 100% of the issued and outstanding shares of common stock of Azaz in exchange for the issuance of 150,000,000 shares of our common stock, par value $0.0001.  Azaz sold these shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act.

No securities have been issued for services. Azaz has not nor has any person acting on its behalf offered or sold the securities by means of any form of general solicitation or general advertising. No services were performed by any purchaser as consideration for the shares issued.

For all securities issued above, a legend was placed on the stock certificate stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom, but may not be sold pursuant to the exemptions provided by Section 4(1) of the Securities Act or Rule 144 under the Securities Act, in accordance with the letter from Richard K. Wulff, Chief of the Office of Small Business Policy of the Securities and Exchange Commission’s Division of Corporation Finance, to Ken Worm of NASD Regulation, Inc., dated January 21, 2000.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

Common Stock

The authorized capital stock of our Company consists of 400,000,000 shares of Common Stock, par value $0.0001 per share, of which there are 153,400,000 issued and outstanding.

All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of our stockholders. Our stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available. In the event of liquidation, the holders of our Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. Our stockholders do not have cumulative or preemptive rights.

Preferred Stock

Our Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares of Preferred Stock, par value $0.0001 per share, with designations, rights and preferences including rights to dividend, liquidation, conversion, voting, or other rights determined from time to time by our Board of Directors, without shareholder approval.  Up to this point in time, we have not designated or issued any shares of Preferred Stock.

This description of certain matters relating to our securities is a summary and is qualified in its entirety by the provisions of our Articles of Incorporation and By-Laws, which have been included as an exhibit in previously filed reporting documents.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Article VIII Section 1 of our By-Laws provides that we shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contender or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 78.138(7) of the Nevada Revised Statutes (the “NRS”) provides, with limited exceptions, that:

1. A director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act of failure to act in his capacity as a director or officer unless it is proven that:

(a)  His act or failure to act constituted a breach of his fiduciary duties as a director or officer; and

(b)  His breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Section 78.7502 of the NRS permits the Company to indemnify its directors and officers as follows:

1. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action suit or proceeding if he:

(a)  Is not liable pursuant to NRS 78.138; or

(b)  Acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

2.  A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he:

(a) Is not liable pursuant to NRS 78.138; or

(b) Acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.

Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

3.  To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

            Section 78.751 of the NRS provides for the authorization required for discretionary indemnification; advancement of expenses; limitation on indemnification and advancement of expenses as follows:

1.  Any discretionary indemnification pursuant to NRS 78.7502, unless ordered by a court or advanced pursuant to subsection 2, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a)  By the stockholders;

(b)  By the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or   proceeding;

(c)  If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d)  If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

2.  The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

3. The indemnification pursuant to NRS 78.502 and advancement of expenses authorized in ordered by a court pursuant to this section:

(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to NRS 78.7502 or for the advancement of expenses made pursuant to subsection 2, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

As to indemnification for liabilities arising under the Securities Act of 1933 for directors, officers, and controlling persons of the Company, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is unenforceable.

Item 3.02  Unregistered Sales of Equity Securities.

Pursuant to the Share Exchange Agreement, at closing, we issued an aggregate of 150,000,000 shares of our common stock to the shareholders of Azaz in exchange for shares representing 100% of the issued and outstanding common stock of Azaz.  The shares of common stock of the Company were not registered under the Securities Act and were sold under the exemption from registration provided by Section 4(2) of the Securities Act.

Item 5.01  Changes in Control of the Registrant.

Reference is made to the disclosure set forth above under “Item 1.01” of this current report, which disclosure is incorporated herein by reference.  Other than the transactions and agreements disclosed in “Item 1.01,” we know of no arrangements, which may result in a change in control at a subsequent date.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                On January 21, 2011, in connection with the closing of the Share Exchange Agreement, Alex Zukovs, Raymond DeBleu, Evgenia McLean, and Robert Weber were appointed to serve on the Company’s Board of Directors, together with the Company’s existing director, Nitin Amersey, until his or her successor is duly elected and qualified.

For certain biographical and other information regarding the newly appointed directors, see the disclosure under Item 2.01 of this report, which disclosure is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                On January 24, 2011, we amended our Articles of Incorporation for the sole purpose of changing our name from ABC Acquisition Corp 1505 to Azaz Capital Corp.  We changed our name so as to more fully reflect our current business operations.

                Our Bylaws were also amended on January 24, 2011 to reflect our change of name.

                A copy of the Certificate of Amendment to Articles of Incorporation and our Amended and Restated Bylaws are attached hereto as Exhibits 3.2 and 3.3, respectively, and are incorporated herein by reference.

Item 5.06  Change in Shell Company Status.

As the result of the transactions effected by the closing of the Share Exchange Agreement, as described above under “Item 1.01” of this current report, we are no longer a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934.  The disclosure in “Item 1.01” is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

                (d)  Exhibits

Exhibit                  Description

                3.1*                        Articles of Incorporation

                3.2                          Certificate of Amendment to Articles of Incorporation

                3.3                          Amended and Restated By-Laws

10.1                        Share Exchange Agreement, by and among ABC Acquisition Corp 1505, Azaz Capital Corp., and its shareholders, entered into on January 21, 2011

99.1                        September 30, 2010 Financial Statements of Azaz Capital Corp

99.2*                      September 30, 2010 Financial Statements of ABC Acquisition Corp 1505

99.3                        January 21, 2011 Pro Forma Financial Statements of Azaz Capital Corp. and ABC Acquisition Corp 1505

* Included in our registration statement on Form 10, as filed with the Securities and Exchange Commission on December 15, 2010 and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ABC Acquisition Corp 1505
(Registrant)

Date: January 27, 2011	By:	/S/ Nitin Amersey
Nitin Amersey CEO, President, CFO, Secretary and Director